UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2022

Hillman Solutions Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39609	85-2096734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10590 Hamilton Avenue
Cincinnati, OH 45231
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (513) 851-4900

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HLMN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Hillman Solutions Corp. (the “Company”) was held on June 14, 2022 via live webcast. At the Annual Meeting, the Company’s stockholders considered and voted on the matters set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 20, 2022. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

Proposal 1 - Elect three directors, each for a term that expires in 2025.

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Douglas J. Cahill	138,577,185	13,252,659	6,356,288
Joseph M. Scharfenberger, Jr.	130,159,246	21,670,598	6,356,288
Richard F. Zannino	127,064,706	24,765,138	6,356,288

Based on the voting results set forth above, Messrs. Cahill, Scharfenberger, and Zannino were each duly elected as directors with terms expiring at the 2025 Annual Meeting of Stockholders.

Proposal 2 - Approve, by non-binding vote, the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
151,429,384	381,484	18,976	6,356,288

Based on the voting results set forth above, the fiscal 2021 compensation of the Company’s named executive officers was approved on an advisory basis.

Proposal 3 - Recommend, by non-binding vote, the frequency of future non-binding votes on the compensation of our named executive officers.

Votes For:			Abstentions	Broker Non-Votes
“One Year”	“Two Years”	“Three Years”
151,607,230	185,477	20,186	16,951	6,356,288

Based on the voting results set forth above, a “One Year” frequency for future advisory votes on the compensation of the Company’s named executive officers was approved on an advisory basis. Consistent with the stockholders’ advisory vote on this matter, the Board of Directors of the Company approved an annual frequency for future advisory votes on executive compensation. The next stockholder advisory vote on the frequency of future advisory votes on executive compensation is required by SEC rules at the 2028 Annual Meeting of Stockholders.

Proposal 4 - Ratify the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2022.

Votes For	Votes Against	Abstentions	Broker Non-Votes
158,176,353	7,353	2,426	—

Based on the voting results set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent auditor for fiscal year 2022 was duly ratified.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: June 16, 2022	Hillman Solutions Corp.

	By:	/s/ Robert O. Kraft
	Name:	Robert O. Kraft
	Title:	Chief Financial Officer